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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                F O R M   8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 6, 1996
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                 PANATECH RESEARCH AND DEVELOPMENT CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Nevada
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                 (State or other jurisdiction of incorporation)


           0-12530                                  95-3615472
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   (Commission File Number)               (IRS Employer Identification No.)


P. O. Box 23160, Albuquerque, New Mexico            87192-1160
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(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code   (505) 271-2200
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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                 On December 6, 1996, the Company entered into an Agreement and
Plan of Merger with Titan Enterprises, Inc., a Delaware corporation ("Titan"), and Panatech Acquisition Corporation, a Nevada corporation and wholly owned subsidiary of Titan ("Merger Sub") (the "Merger Agreement"), pursuant to which, and subject to satisfaction of the conditions set forth therein, (i) Merger Sub will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation, (ii) the Company will become a wholly owned subsidiary of the Titan, and (iii) each outstanding share of the Company's common stock (other than shares owned by Titan, Merger Sub or subsidiaries of the Company, if any, which shares will be canceled) will be converted, upon the effectiveness of the Merger, into the right to receive
$7.00 in cash per share, without interest, subject to reduction. The Merger Agreement also provides for payment to the holders of the Company's Class B Warrants of an amount equal to the consideration payable per share of common stock less the exercise price per share of the Class B Warrants. Consummation of the Merger is subject to, among other things, approval of the Merger Agreement by the Company's shareholders and regulatory approvals. If the Merger Agreement is terminated under certain circumstances relating to an acquisition of the Company by a third party, the Company has agreed to pay
Titan a fee equal to $994,844.

         A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
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         (c)     Exhibits

                 2.1 Agreement and Plan of Merger by and among Titan Enterprises, Inc., Panatech Acquisition Corporation and Panatech Research and Development Corporation dated December 6, 1996.


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        PANATECH RESEARCH AND DEVELOPMENT
                                        CORPORATION




Dated: December 13, 1996                By:/S/ Arthur J. Rosenberg
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                                           Arthur J. Rosenberg, President





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                                 Exhibit Index
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2.1              Agreement and Plan of Merger by and among Titan Enterprises,
                 Inc., Panatech Acquisition Corporation and Panatech Research and Development Corporation dated December 6, 1996.


                 The Exhibits and Schedules listed on page v of Exhibit 2.1 will be provided to the Commission on request.


















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